KeyOn Acquires Nationwide Voice-Over-IP (VoIP) Operations
Creating Vertically Integrated Wireless Broadband and VoIP Platform

-Acquisition Will Enable KeyOn to Immediately Offer VoIP Services Directly to
 Its Existing 20,000+ Wireless Broadband Subscribers -

LAS VEGAS, NV (June15, 2011) -- KeyOn Communications Holdings, Inc. (OTCBB:KEYO), one of the largest providers of wireless broadband, satellite video and now Voice-Over-IP (VoIP) services in the United States, announced today the asset acquisition of Voice-Over-IP (VoIP) operations of the entities doing business as CommX.

KeyOn Communications’ largest and controlling shareholder is California Equity LLC, an entity controlled by Dr. Patrick Soon-Shiong.Dr. Soon-Shiong, having built and sold two multi-billion dollar pharmaceutical companies in the past few years including AbraxisBioScience to Celgene Corporation (NASDAQ: CELG), is a physician, scientist and philanthropist who has made clear his intention to develop a comprehensive “health information highway system” throughout the United States.

It is expected that CommX will add over $3 million in annualized revenues and will immediately make a meaningful contribution to EBITDA.  CommX has experienced strong annual organic growth over its history and averaged 15% over the 12 months ended 2010.  For the first quarter ended March 31, 2011, on a pro forma basis after giving effect to the two acquisitions completed in the quarter and CommX’s results for the quarter, KeyOn would have revenues of approximately $3.4 million and a narrowed Adjusted EBITDA loss of $270,000.

Founded in 2002 by telecommunications industry executives, Tampa-based CommX (http://www.commxinc.com/) provides hosted VoIP services to businesses and residential customers through direct distribution as well as third-party wholesale and agent partners, including Internet service providers (ISPs), phone system equipment vendors, and system integrators.  The VoIP services are provided using redundant softswitch architecture with switching capabilities provided by VoIP application software leader, Broadsoft, Inc. (NASDAQ: BSFT).

The strategic acquisition of CommXprovidesKeyOn with a vertically integrated platform to upsell VoIP services to its more than 20,000 wireless broadband subscribers.  Moreover, acquiring the CommX operations will give KeyOnownership of anintelligent, VoIP softswitch,creating higher overall margins in selling VoIP services.  Management anticipates thatKeyOnshould experience a lower cost of new customer acquisition in selling VoIP given its existing relationship with potential customers as their broadband provider.

Jonathan Snyder, President and CEO of KeyOn Communications, commented, “We are extremely excited about offering VoIP services on our own VoIP infrastructure.  We are fortunate to be acquiring a well-run organization with very talented employees.  We intend to immediately upsell VoIP services across our networks, including our new networks funded by our $10.2 million American Recovery and Reinvestment act award.  And, we plan to build on CommX’s historical customer and sales growth by expanding sales through the addition of new wholesale partners and by continuing to support those selling the services today.”

Mr. Snyder continued, “We believe that the acquisition of these VoIP assets is a compelling vertical integration strategy that complements our wireless broadband operations, Rural UniFi acquisition program and broadband stimulus initiatives.  By owning best-of-breed VoIP technology, we not only ensure the highest quality of service across our platform but also own 100% of the margin generated from this rapidly growing voice service offering.”

According to Infonetics Research, in 2010 VOIP services revenue grew to $50 billion up from $35 billion in 2008, a 21% annual growth rate.  Infonetics also forecasts the combined residential/SOHO VoIP services market will grow to $74.5 billion in 2015.

About KeyOn Communications Holdings, Inc.

KeyOn Communications Holdings Inc. (OTC BB: KEYO) is one of the largest providers of wireless broadband, satellite and voice over Internet protocol (VoIP) services in the United States, primarily targeting underserved markets with populations generally less than 50,000.  KeyOn offers broadband services with VoIP and satellite video services to both residential and business subscribers across 11 Western and Midwestern states. Through a combination of organic growth and acquisitions, KeyOn has expanded its network footprint to reach approximately 62,000 square miles and cover over 2,700,000 people, as well as small-to-medium businesses.  With its successful track record of acquiring companies through its Rural UniFi initiative and growth of its overall subscriber base, KeyOn is one of the leading wireless broadband companies in the United States in terms of subscribers.  Management intends to drive subscriber growth through additional acquisitions as well as organic growth across the company’s expanding footprint by offering bundled services including broadband, video, VoIP and related valuable services. The company also intends to opportunistically build mobile and/or nomadic WiMAX networks in and around its market footprint.  More information on KeyOn can be found at http://www.keyon.com.  Companies interested in participating in Rural UniFi can visit www.keyon.com/ruralunifi.html.

Non-GAAP Measures

This press release includes disclosure regarding “Adjusted EBITDA” which is a measurement used by KeyOn Communications to monitor business performance and is not recognized under GAAP (generally accepted accounting principles).  Accordingly, investors are cautioned in using or relying upon these measures as alternatives to recognized GAAP measures.

“Adjusted EBITDA” is defined as earnings or loss from operations adjusted for depreciation, amortization, goodwill impairment, non-cash stock-based compensation, broadband stimulus application expenses and other non-recurring expenses, including the duplication of accounting personnel, temporary employees, and travel and moving expenses in connection with the relocation of our accounting department.  Adjusted EBITDA should not be construed as an alternative to operating loss as defined by GAAP.

Safe Harbor Statement
This press release contains forward-looking statements, including, without limitation, anything relating or referring to future financial results and plans for future business development activities, and are thus prospective.  Forward-looking statements may include, without limitation, the company’s expectations regarding: future financial and operating performance and financial condition; plans, objectives and strategies; product development; industry conditions; the strength of its balance sheet; and liquidity and financing needs.  Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside of the company’s control, which could cause actual results to differ materially from such statements, including, without limitation, its ability to successfully complete accretive acquisitions and grow its business organically, maintain the health of the Company’s networks to minimize losses to the Company’s subscriber base, the Company’s reliance on multi-user unlicensed spectrum to service subscribers, competition from larger and better financed providers, the Company’s reliance on third party sales representatives and new and more burdensome telecommunications’ regulations.  For a more detailed description of the factors that could cause such a difference, please refer to the company’s filings with the Securities and Exchange Commission, including the information under the headings “Risk Factors” and “Forward-Looking Statements” in our Form 10-K filed on March 30, 2011.  Consequently, future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements contained herein.  The company undertakes no obligation to update or supplement such forward-looking statements.

Company Contact:
KeyOn Communications Holdings, Inc.
Jonathan Snyder, CEO
402-998-4000
jon.snyder@keyon.com